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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 AUGUST 13, 2002
                                (Date of Report)



                               LENNAR CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



           DELAWARE                    1-11749                 95-4337490
 (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)             File Number)        Identification Number)



        700 NORTHWEST 107TH AVENUE, MIAMI, FLORIDA               33172
         (Address of Principal Executive Offices)              (Zip Code)



                                 (305) 559-4000
              (Registrant's Telephone Number, Including Area Code)



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ITEM 9.   REGULATION FD DISCLOSURE.


On August 13, 2002, Stuart Miller, the Principal Executive Officer of Lennar Corporation (the "Company"), and Bruce Gross, the Principal Financial Officer of the Company, each signed a Statement Under Oath Regarding Facts and Circumstances Relating to Exchange Act Filings as contemplated by a Securities and Exchange Commission order dated June 27, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2002



                                       By: /s/ Diane Bessette
                                           ------------------------------------
                                           Name:   Diane Bessette
                                           Title:  Vice President and Controller






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                                  EXHIBIT INDEX


Exhibit No.       Description of Document
-----------       -----------------------

99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.3              Press Release, dated August 14, 2002.